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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------

        Date of Report (Date of earliest event reported): March 12, 2003

                           CIRCOR INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

        DELAWARE                       001-14962                 04-3477276
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)     (IRS employer
of incorporation)                                            identification no.)


                                C/O CIRCOR, INC.
                          35 CORPORATE DRIVE, SUITE 290
                      BURLINGTON, MASSACHUSETTS 01803-4244
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (781) 270-1200
                      ------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 9.  Regulation FD Disclosure.

     On March 12, 2003, CIRCOR International, Inc. (the "Company"), at the same time it filed with the Securities Exchange Commission (the "SEC") the Company's Annual Report on Form 10-K for the annual period ended December 31, 2002, submitted to the SEC written statements by the our Chief Executive Officer and Chief Financial Officer as required by 18 U.S.C. ss.1350 as implemented by
Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these written statements are posted under the investor relations link of our website at www.circor.com.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CIRCOR INTERNATIONAL, INC.



Date:  March 12, 2002              /s/   David A. Bloss, Sr.
                                   -------------------------

                                   By:   David A. Bloss, Sr.
                                         Chairman, President and Chief Executive
                                         Officer


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